SCHEDULE 14(A) INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant     [X]

Filed by a Party other than the Registrant   [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant toss.240.14a- 11 (c) orss.240.14a- 12

                         EVANS ENVIRONMENTAL CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED in ITS CHARTER)

                          ------------------------------
       (Name of Person(s) Filing Proxy Statement If Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11 (c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2), or
Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per
Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:

         --------------------------------------------------------------
      2) Aggregate number of securities to which transaction applies:

         --------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-111
                                            ---------------------------
      4) Proposed maximum aggregate value of transaction:

         --------------------------------------------------------------
    Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)    Amount Previously Paid:

    2)    Form, Schedule or Registration Statement No.:

    3)    Filing Party:

    4)    Date Filed:

                         EVANS ENVIRONMENTAL CORPORATION
                       1000 SOUTHERN BOULEVARD, SUITE 405
                         WEST PALM BEACH, FLORIDA 33405

              ----------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                OCTOBER 18, 1996
              ----------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Evans Environmental Corporation, a Colorado corporation (the "Company"), will be held on Friday, October 18, 1996, beginning at 3:00 o'clock P.M., Eastern Time, at ________, West Palm Beach, Florida for the following purposes, which are set forth more completely in the accompanying proxy statement:

         (1) To elect seven directors representing the Common Stock shareholders;

         (2) To approve a change of name of the Company to ECOS International Corp.;

         (3) To approve the Company's 1996 Stock Option Plan;

         (4) To approve an increase in the authorized shares of Common Stock to 75,000,000; and

         (5) Transacting such other business as may properly come before the Meeting.

         Pursuant to the Company's By-laws, the Board of Directors has fixed the close of business on August 16, 1996, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only record holders of the Company's Common Stock are entitled to notice of and to vote at the Annual Meeting. A form of proxy is enclosed.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED WITHIN THE UNITED STATES OF AMERICA.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              Claire Lardner, Secretary

West Palm Beach, Florida
September __, 1996

                         EVANS ENVIRONMENTAL CORPORATION
                       1000 SOUTHERN BOULEVARD, SUITE 300
                         WEST PALM BEACH, FLORIDA 33405

                                 PROXY STATEMENT

                                     GENERAL

         The enclosed proxy is solicited by the Board of Directors of Evans Environmental Corporation, a Colorado corporation, for use at the Annual Meeting of Shareholders to be held on Friday, October 18, 1996, beginning at 3:00 o'clock P.M., Eastern Time, at ______, West Palm Beach, Florida. The approximate date on which this Statement and the enclosed proxy was first sent to shareholders was September ___, 1996. You are urged to indicate your vote on each matter in the space provided. Proxies will be voted as marked. If no space is marked, a proxy will be voted by the persons therein named at the Annual
Meeting: (i) FOR the election of the seven nominees for director, (ii)FOR the approval of the change of the Company's name to ECOS International Corp., (iii) FOR the approval of the Company's 1996 Stock Option Plan, and (iv) FOR the approval of an increase in the authorized number of shares of the Company's Common Stock to 75,000,000. Whether or not you plan to attend the Annual Meeting, please fill in, sign and return your proxy card in the enclosed envelope, which requires no postage if mailed within the United States.

         The cost of the Board of Directors' proxy solicitation will be borne by the Company. In addition to solicitation by mail, directors, executive officers and employees of the Company may solicit proxies personally and by telephone, telecopy and telegraph, all without extra compensation.

         At the record date for the Annual Meeting, the close of business on August 16, 1996, the Company had outstanding 17,040,126 shares of Common Stock, $.012 par value per share (the "Common Stock"). Each share of Common Stock entitles the holder thereof on the record date to one vote on each matter submitted to a vote of shareholders. Only Common Stock shareholders of record at the close of business on August 16, 1996, are entitled to notice of and to vote at the Annual Meeting. In the event that there are not sufficient votes in attendance at the meeting in person or by proxy for approval of any of the matters to be voted upon at the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies. The quorum necessary to conduct business at the Annual Meeting consists of the holders of a majority of the issued and outstanding shares of Common Stock present in person or by proxy. The affirmative vote of a majority of the issued and outstanding shares of Common Stock is necessary for the adoption of the proposals to change the name of the Company and to increase the number of authorized shares of the Company's Common Stock. The affirmative vote of a majority of those voting is required for the approval of the Company's 1996 Stock Option Plan. The seven persons receiving the highest number of votes for director will be elected as directors. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business, are counted as votes against approval of the change of name of the Company and against approval of an increase of the Company's authorized stock, and are not counted in regard to the vote on the approval of the Company's 1996 Stock Option Plan. There are no dissenters' appraisal rights with respect to any of the proposals submitted.

A SHAREHOLDER WHO SUBMITS A PROXY ON THE ACCOMPANYING FORM HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS USE BY DELIVERING A WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY EXECUTING A LATER-DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. PROXIES THAT ARE PROPERLY EXECUTED WILL BE VOTED FOR THE PROPOSALS SET FORTH THEREON AND IN FAVOR OF THE ELECTION OF THE SIX NOMINEES FOR DIRECTOR NAMED HEREIN.

                 SECURITY INTEREST OF CERTAIN BENEFICIAL OWNERS,
                            DIRECTORS AND MANAGEMENT

         The following table sets forth certain information, as of August 16, 1996, regarding the Company's Common Stock and Series B Convertible Preferred Stock (the "Series B Preferred Stock") owned of record or beneficially by (i) each shareholder who is known by the Company to beneficially own in excess of 5% of the outstanding shares of Common Stock or of the Series B Preferred Stock,
(ii) each director, nominee for director and the executive officer named in the Summary Compensation Table below, and (iii) all directors, nominees and executive officers as a group. Except as otherwise indicated, each shareholder listed below has sole voting and investment power with respect to shares beneficially owned by such person.

         In accordance with Rule 13d-3, promulgated under the Securities Exchange Act of 1934, as amended, shares that are not outstanding but that are issuable within 60 days upon exercise of outstanding options, warrants, rights or conversion privileges or which are otherwise required by Rule 13d-3 to be included have been deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by the person owning such right, but have not been deemed outstanding for the purpose of computing the percentage for any other person. As of August 16, 1996, there were 17,040,126 shares of Common Stock issued and outstanding and 1,000,000 shares of Series B Preferred Stock issued and outstanding.

                                                                                                  SERIES B
                                                           COMMON STOCK                         PREFERRED STOCK
                                                           ------------                         ---------------

                NAME AND ADDRESS                      AMOUNT           % OF CLASS            AMOUNT            % OF CLASS
                ----------------                      ------           ----------            ------            ----------
5% HOLDER
- ---------

Strategica Capital Corporation                        2,540,193(1)       13.0%                ----                ----
1221 Brickell Avenue
Suite 2600
Miami, Florida 33131

COMMON STOCK DIRECTORS AND NOMINEES
- -----------------------------------

Wendell R. Anderson, Esq.                                30,000(2)         *                  ----                ----
720 Baker Building
Minneapolis, MN 55403

                                                                      SERIES B
                                          COMMON STOCK             PREFRRED STOCK
                                          ------------             --------------

            NAME AND ADDRESS          AMOUNT     % OF CLASS     AMOUNT     % OF CLASS
            ----------------          ------     ----------     ------     ----------
Luis F. De la Cruz                         0       ------       ------       ------
241 Sevilla Avenue
Suite 805
Coral Gables, Florida 33134

Leon S. Eplan                        37,500(3)       *          ------       ------
55 Trinity Avenue, S.W.
Suite 1450 Atlanta, GA 30335

Charles C. Evans                    705,042(4)      4.1%        ------       ------
99 Southeast Fifth Street
Fourth Floor
Miami, Florida 33131
Raimundo Lopez-Lima Levi                   0       ------       ------       ------
815 N.W. 57th Avenue
Suite 304 Miami, Florida 33126

John B. McCracken, Esq.                    0       ------       ------       ------
505 S. Flagler Drive
7th Floor West Palm Beach, FL 33401

Joseph F. Startari                         0       -----%       ------       ------
Biotechna Environmental Limited
2600 McCormick Drive Third Floor
One Prestige Place
Clearwater, Florida 33619

SERIES B PREFERRED STOCK DIRECTORS

Antonio L. Contreras, Jr.             8,325(5)       *          ------       ------
1000 Southern Blvd.
Suite 300
West Palm Beach, FL 33405

 SERIES B
                                          COMMON STOCK             PREFRRED STOCK
                                          ------------             --------------

            NAME AND ADDRESS        AMOUNT       % OF CLASS     AMOUNT     % OF CLASS
            ----------------        ------       ----------     ------     ----------
Michael B. Klein                  3,585,723(6)     18.1%       275,880        27.6%
100 Shoreline Highway
Suite A190
West Palm Beach, FL 94941

Enrique A. Tomeu                  8,233,650(7)     35.2%       633,365        63.3%
1000 Southern Blvd.
Suite 300
West Palm Beach, FL 33405

Enrique J. Tomeu, Sr.                     0       ------        ------       ------
1000 Southern Blvd.
Suite 300
West Palm Beach, FL 33405

Robert J. Underbrink                 10,508(8)       *          ------       ------
1000 Southern Blvd.
Suite 300
West Palm Beach, FL 33405

Carlos M. Vergara                         0       ------        ------       ------
1000 Southern Blvd.
Suite 300
West Palm Beach, FL 33405


NAMED EXECUTIVE OFFICER

John C. "Jack" Reynolds                   0(9)    ------        ------       ------
R.G. Quintero & Co.
145 Fourth Avenue
New York, NY 10003

All Directors, Nominees,
and Executive Officers as
a Group (15 persons)             12,610,748(9)     70.0%       909,245        90.9%
                                 (10)

- -------------------
*  Less than 1%.

(1) Includes (i) 175,000 shares of Common Stock issuable under warrants granted to a predecessor corporation and (ii) 761,731 shares of Series A Convertible Preferred Stock issuable under warrants. The shares of Series A Convertible Preferred Stock are convertible into 2,285,193 shares of Common Stock.

                                     Page 4


(2) Represents 30,000 shares of Common Stock issuable under options.

(3) Represents 37,500 shares of Common Stock issuable under options.

(4) Includes 11,200 shares of Common Stock issuable under options.

(5) Does not include 5,370 shares of Common Stock owned by Mr. Contreras' wife as to which shares Mr. Contreras disclaims any beneficial interest.

(6) Includes conversion of 275,880 shares of the Series B Preferred Stock at the rate of ten shares of Common Stock for each share of Series B Preferred Stock.

(7) Includes conversion of 633,365 shares of the Series B Preferred Stock at the rate of ten shares of Common Stock for each share of Series B Preferred Stock.

(8) Held jointly with Mr. Underbrink's wife.

(9) Does not include 231,250 shares of Common Stock issuable under options granted to R.G. Quintero & Co., an accounting and consulting firm of which Mr. Reynolds is an employee. Mr. Reynolds is not a director, officer or shareholder of R. G. Quintero & Co. See "Election of Directors - Compensation Agreements."

(10) Includes options to purchase 78,700 shares of Common Stock and conversion of 909,245 shares of the Series B Preferred Stock at the rate of ten shares of Common Stock for each share of Series B Preferred Stock..


                                    PROPOSALS

                        PROPOSAL 1. ELECTION OF DIRECTORS

         The Board of Directors of the Company has nominated the following persons to serve as directors representing the Common Stock shareholders:

                                                                                     IN OFFICE
                  NAME                 AGE       POSITION(S)                           SINCE
        -------------------------      ---    --------------------------------       ---------
        Wendell R. Anderson            63     Director                                 1994

        Luis De la Cruz                43     Director(1)                              1996

        Leon S. Eplan                  67     Director                                 1993

        Dr. Charles C. Evans           39     Chairman of the Board of Directors       1993

                                                                                     IN OFFICE
                  NAME                 AGE        POSITION(S)                          SINCE
       --------------------------      ---     -------------------------------       ---------
       Raimundo Lopez-Lima Levi         --     Director(1)                             1996

       John B. McCracken                50     Director(2)                             1996

       Joseph F. Startari               48     Director(1)                             1996

- ------------

    (1) Messrs. De la Cruz, Levi, and Startari were appointed to the Board of Directors on August 15, 1996.

    (2) Mr. McCracken was a Series B Preferred Stock Director from July 16, 1996 until August 15, 1996 when he resigned and was appointed as a Common Stock director.

    In addition to the directors representing the Common Stock shareholders, the Articles of Incorporation of the Company provide that the holders of the Series B Preferred Stock shall elect six directors. The six directors representing the Series B Preferred Stock shareholders are listed below. All the Series B Preferred Stock directors have been in office since July 16, 1996 except Enrique
A. Tomeu who has held his offices since July 10, 1996 and Michael B. Klein who held his office since August 15, 1996. Holders of Common Stock do not vote for the election of the Series B Preferred Stock directors.

                       SERIES B PREFERRED STOCK DIRECTORS

      NAME                    AGE       POSITION
- ------------------------      ---     ------------------

Antonio L. Contreras, Jr.     45      Director

Michael B. Klein              41      Director

Enrique A. Tomeu              41      Chief Executive Officer, President and Director

Enrique J. Tomeu, Sr.         63      Director

Robert J. Underbrink          35      Director

Carlos M. Vergara             34      Director

The Company has one additional executive officer, David C. Langle, 46, who has been the Chief Financial Officer of the Company since July 16, 1996.

    WENDELL R. ANDERSON has been Of Counsel to the law firm of Larkin, Hoffman, Daly & Lindgren, Ltd., based in Minnesota, since 1979. He is also a director of the following public companies: Fingerhut Corp. (since 1991), National City Bank Corporation (since 1981) and Super Mail International (since 1994). Mr. Andersen is a former United States senator and governor of the State of Minnesota.

         LUIS DE LA CRUZ since 1990 been president and a shareholder of De la Cruz & Cutler, P.A., a law firm in Coral Gables, Florida. His principal areas of practice are real estate and commercial transactions. He has a B.S. degree in civil engineering and a J.D. degree from the University of Florida.

         LEON S. EPLAN has been the Commissioner of Planning and Development of the City of Atlanta since October, 1991 and assisted in the preparations of the 1996 Summer Olympic Games. In addition, Mr. Eplan is a part-time professor at the Graduate School of Planning at the Georgia Institute of Technology. For over 13 years prior to October, 1991, Mr. Eplan had been employed by Leon S. Eplan & Associates, an urban planning consulting firm of which he was the principal. Mr. Eplan is a member of Board's Audit Committee.

         DR. CHARLES C. EVANS joined the Company as Chairman of the Board of Directors in January, 1993. Until March, 1995, Dr. Evans served as the President and Chief Executive Officer of the Company and also as the President of Evans Environmental, a subsidiary of the Company. Since 1986 and until March 1995 Dr. Evans had been continuously employed as president of one or more of Evans Environmental's subsidiaries.

         RAIMUNDO LOPEZ-LIMA LEVI has been the managing partner of Lopez Levi & Associates, P.A., CPA., a public accounting firm in Miami, Florida. From 1985 to 1991 Mr. Levi was in the tax division of Arthur Andersen & Co.

         JOHN B. MCCRACKEN is a shareholder of Jones, Foster, Johnston & Stubbs, P.A., a law firm in West Palm Beach, Florida, with which he has been associated since 1970. His areas of practice are corporate, real estate, and estate planning. Mr. McCracken has served as president of the Palm Beach County Bar Association and as president of the Young Lawyers Section of the Palm Beach County Bar Association. He has also twice served as chairman of the Florida Bar Grievance Committee and as a member of the Board of Governors of the Young Lawyers Section of the Florida Bar. He has served as commissioner of the Port of Palm Beach, chairman of the Young Friends of St. Mary's Hospital, and as Senior Warden of Holy Trinity Episcopal Church. He is a graduate of Tufts University and of Vanderbilt University School of Law. Mr. McCracken was a Series B Preferred Stock Director from July 16, 1996 until August 15, 1996, when he resigned and was replaced by Michael B. Klein.

         JOSEPH F. STARTARI from December, 1995 has been president and CEO of Biotechna Environmental Limited, an environmental technology company, traded on the stock exchange in Alberta, Canada. From June, 1978 until December, 1995 Mr. Startari worked in a variety of positions in the Ordinance Division of Olin Corporation. Most recently, from February, 1995 until he left Olin Corporation, he was Vice President-Recovery Systems and Executive Vice President of Olin Services, Inc.

         ANTONIO L. CONTRERAS, JR. joined Sugar Cane Growers Cooperative of Florida in 1984 and is currently the vice president of marketing and legislative affairs. Mr. Contreras is also on the Board of Directors and the Executive Committee of Florida Sugar Marketing and Terminal Association. He is past president and currently a director of the Florida Molasses Exchange, Inc. Mr. Contreras is a past director of the Florida Sugar Cane League. Mr. Contreras is a graduate of the University of Miami where he obtained his Bachelor of Business Administration and has a Masters of International Marketing from Thunderbird Graduate School of International Management at Glendale, Arizona.

         MICHAEL B. KLEIN from 1987 to 1995 was chairman and chief executive officer of ViTel International, a company specializing in network facsimile services. Since ____, 1995 Mr. Klein has devoted his time to a variety of public service and environmental conservation activities.

         ENRIQUE A. TOMEU became a member of the board in July, 1996, at which time he was elected President and Chief Executive Officer. Since August, 1994, Mr. Tomeu has been the sole owner of American Remedial Technologies, Inc., an environmental remediation company which he founded and which the Company acquired on July 8, 1996, and has over 15 years of experience in construction and environmental industries. From 1980 to the present, he has been president of Siboney Contracting Co., a trucking and waste hauling company, and was president of American Asphalt Inc., a highway paving company, from March, 1987 to January 1, 1996. Mr. Tomeu attended the University of Florida and General Motors Institute.

         ENRIQUE J. TOMEU, SR. has owned and operated fertilizer and chemical plants for over 35 years. Since 1974, he has been the owner and president of Siboney International Corp. which is an export broker and seller of fertilizer products in international markets. Mr. Tomeu has served on the Board of Directors of Flagship Bank and Suburban Bank Shares.

         ROBERT J. UNDERBRINK is general manager of King Ranch-Florida, an agribusiness division of King Ranch, Kingsville, Texas. Mr. Underbrink started with King Ranch-Florida in 1984 and became general manager in 1987. King Ranch-Florida grows and markets sugar cane and sod at the Florida site, and Mr. Underbrink directs and manages all activities of the operation. Mr. Underbrink has a Bachelor of Science degree in Agricultural Business from Texas A & I University, Kingsville, Texas. Mr. Underbrink is a member of the Board of Directors of Sugar Cane Growers Cooperative of Florida and is treasurer of the Florida Rice Council, Inc.

         CARLOS M. VERGARA since August, 1994 has been the president of Gargrove, Inc., a citrus grove, and since October, 1994 has been chairman of the board of Takaho Corporation. Since 1987, Mr. Vergara has been a senior vice president of Sovereign Venture Capital, Inc., general partner of Sovereign Capital Group, Coral Gables, Florida, a registered SEC investment advisory company. He has a degree in Political Science from the American College in Paris.

         DAVID C. LANGLE has 16 years of experience in public and private accounting and business management. Prior to his employment with American Remedial Technologies, Inc. in May he served in various senior management capacities as vice president, chief financial officer and director for two public companies, Solar Financial Services, Inc. (1993 to 1995) and Frenchtex, Inc. (1991 to 1993). In March, 1995, Solar Financial Services, Inc. filed a petition for relief under the federal bankruptcy laws, and the proceeding was converted to a liquidation proceeding under Chapter 7 of the Bankruptcy Code in June, 1995. During Mr. Langle's tenure at Frenchtex, he also served as financial director and acting general manager of the Company's European manufacturing subsidiary. From 1982 to 1991, Mr. Langle was employed by the Miami office of Spicer & Oppenheim, an international accounting and consulting firm where he completed his tenure as an audit partner. He has a Bachelor of Science degree in Accounting and Business Administration from the University of Illinois at Chicago and he maintains professional registration as a certified public accountant in the State of Florida.

         Directors are elected annually at the Company's annual shareholders' meeting. Each director of the Company serves until his successor is elected and qualified or until the earlier of death, resignation, removal or disqualification of the director. The officers of the Company serve at the pleasure of the Board of Directors.

         Enrique A. Tomeu and Enrique J. Tomeu, Sr. are father and son. Enrique
A. Tomeu, Carlos Vergara and Tony Contreras are brothers-in-law. Carlos Vergara and Tony Contreras are the son-in-laws of Enrique J. Tomeu, Sr.

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS

         During the Company's fiscal year ended March 31, 1996 the Board of Directors held eight meetings. Each director attended at least 75% of the combined number of meetings of the Board and any committee of which he or she was a member.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors has a Compensation Committee, of which Richard Salpeter, Scott Salpeter and Kelly Evans were members until August 12, 1996. Mr. Scott Salpeter and Ms. Evans are directors who are not seeking re-election. On August 12, 1996 the Board of Directors appointed Robert Underbrink, Charles C. Evans, and John McCracken as the members of the Compensation Committee. The functions of the Compensation Committee are to review and approve annual salaries and bonuses for all executive officers and review, approve and recommend to the Board of Directors the terms and conditions of all employee benefit plans or changes thereto, including the granting of stock options pursuant to the Company's stock option plans. The chairman of the Compensation Committee is John McCracken. The Compensation Committee met three times in the fiscal year ended March 31, 1996.

         The Board of Directors also has an Audit Committee of which Richard Salpeter and Leon S. Eplan were members until August 12, 1996 when the Board of Directors replaced Mr. Eplan with Carlos Vergara and __________. The functions of the Audit Committee are to oversee the Company's chief financial officer, meet periodically with the Company's outside auditors, and generally be responsible for the Company's financial and accounting policies. The Chairman of the Audit Committee is Carlos Vergara. The Audit Committee met four times in the fiscal year ended March 31, 1996.

         The Company has no nominating committee.

COMPENSATION OF DIRECTORS

         Under the new director compensation plan adopted by the Board of Directors on August 12, 1996 each director who is not an executive officer or employee of the Company is entitled to a fee of $300 per meeting. Further, for serving on the Board of Directors, directors each year will receive 10,000 options to purchase Common Stock for each year of service on the Board with 5,000 additional options for service on any committee of the Board except that the chairman of a committee will receive 10,000 options. Options are granted on April 1st of each year at an exercise price equal to the fair market value of the Company's Common Stock on that date. Directors are eligible to receive any additional compensation authorized by the Board of Directors.

SECTION 16  BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file forms of securities ownership and changes in such ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% beneficial owners also are required by rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file. The Company does not know of any such forms required to be filed during or for the fiscal year ended March 31, 1996 except that directors Dr. Charles Evans, Scott Salpeter, Kelly Evans, Richard Salpeter, Leon Eplan and Wendell Anderson did not file any Forms

4 or Forms 5 with respect to 2,500, 3,750, 5,000, 5,000, 3,750 and 2,500 options, respectively, which they received during the fiscal year ended March 31, 1996.

EXECUTIVE COMPENSATION

         The following table sets forth information about the compensation paid or accrued by the Company during the fiscal years ended March 31, 1996, 1995 and 1994 to the Company's Chief Executive Officer, the only employee whose aggregate compensation exceeded $100,000 for the fiscal year ended March 31, 1996.

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                                                          COMPENSATION
                                                                       --------------------

                                         ANNUAL COMPENSATION                 AWARDS
                                    -----------------------------      --------------------

                                                                      SECURITIES UNDERLYING
           PRINCIPAL POSITION        YEAR     SALARY        BONUS           OPTIONS
 -----------------------------       ----     ------        -----     ---------------------
 John C. "Jack" Reynolds,            1996     $164,500         $0             200,000
   Interim President and Chief       1995       $7,000         $0              31,250
   Executive Officer(1)              1994           $0         $0                0

- ----------------
(1) Mr. Reynolds was employed as Interim President through July 11, 1996 pursuant to a consulting arrangement with R.G. Quintero & Co. ("Quintero"), a privately owned accounting and consulting company. None of the above compensation was paid to Mr. Reynolds. All compensation payments and option issuances were made directly to Quintero. Mr. Reynolds is not a shareholder, officer or director of Quintero. See "Compensation Agreements."

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information concerning options granted during the Company's 1996 fiscal year for the person named in the Summary Compensation Table.

                                                             PERCENT OF
                                       NUMBER OF            TOTAL OPTIONS
                                       SECURITIES            GRANTED TO          EXERCISE
                                       UNDERLYING           EMPLOYEES IN          OR BASE         EXPIRATION
NAME                                 OPTIONS GRANTED         FISCAL YEAR        PRICE ($/SH)         DATE
- ------------------                   ---------------        --------------      ------------      ----------
John C. "Jack"  Reynolds(1)              200,000                 63%            $0.29-$0.31      Sept 13, 1997


- -----------------
         (1) Mr. Reynolds was employed as Interim President through July 11, 1996 pursuant to a consulting arrangement with Quintero. None of the above options was issued to Mr. Reynolds, but they were issued directly to Quintero. Mr. Reynolds is not a shareholder, officer or director of Quintero. See "Compensation Agreements."

                           AGGREGATED OPTION EXERCISES
              IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information concerning the value of unexercised stock options at the end of the Company's 1996 fiscal year for the person named in the Summary Compensation Table.

                                                                                                VALUE OF
                                                             NUMBER OF SECURITIES             UNEXERCISED
                                                            UNDERLYING UNEXERCISED            IN-THE-MONEY
                                SHARES                            OPTIONS AT               OPTIONS AT FISCAL
                              ACQUIRED ON      VALUE            FISCAL YEAR END               YEAR END ($)
NAME                            EXERCISE     REALIZED     EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISA
- -----------------------        ----------    --------     ------------------------     ----------------------
John C. "Jack" Reynolds(1)          0            0               231,250/0                    $77,469/$0

- -------------

         (1) Mr. Reynolds was employed as Interim President through July 11, 1996 pursuant to a consulting arrangement with Quintero. None of the above options was issued to Mr. Reynolds, but they were issued directly to Quintero. Mr. Reynolds is not a shareholder, officer or director of Quintero. See "Compensation Agreements."

COMPENSATION AGREEMENTS

         Enrique A. Tomeu is employed as the chief executive officer and president of the Company pursuant to a four year employment agreement dated as of July 8, 1996. As compensation thereunder, Mr. Tomeu receives an annual salary of $150,000, an automobile, a $900 per month non-accountable expense allowance, an expense account for business travel and other expenses, six weeks' paid vacation annually, health insurance for himself and his family, and a $3,000,000 life insurance policy on his life payable to his designees. Upon termination of his employment with the Company for other than cause (as defined in the agreement), Mr. Tomeu is entitled to convert any Series B Convertible Preferred Stock which he then may own to Common Stock as though the applicable earnouts had been earned. As a part of his employment agreement, Mr. Tomeu has agreed not to compete with the Company's business for a period of one year following his voluntary resignation or the termination of his employment for cause.

         Dr. Charles Evans is employed by the Company pursuant to a three year employment agreement and a three year consulting agreement both entered into on July 3, 1996. The employment agreement provides for an annual salary of $24,000, a $500 auto allowance, an expense account for business travel and other expenses, and eight weeks' paid vacation annually. The consulting agreement provides for annual fees of $50,000 and an expense account for business travel and other expenses. In addition, Dr. Evans may be entitled to a bonus based on the performance of the Company in the discretion of the Board of Directors. Dr. Evans has agreed not to compete with the Company's business for a period of one year following his voluntary resignation or the termination of his employment with the Company for cause.

         John C. "Jack" Reynolds was employed as Interim President through July 11, 1996 pursuant to a consulting arrangement with Quintero. In consideration for these services, Quintero received a weekly payment of $3,500 and options to purchase 31,250 shares of Common Stock, awarded in advance each quarter. In addition, Quintero was reimbursed for all reasonable and necessary out-of-pocket expenses. The Agreement was terminated on July 31, 1996. Mr. Reynolds is not a shareholder, officer or director of Quintero.

                              CERTAIN TRANSACTIONS

         In July 1995, the Company borrowed $85,000 from the spouse of the Chairman of the Board of Directors. The note, which as of March 31, 1996 and July 12, 1996 remained outstanding, is due upon demand and bears interest at 12% per annum. The Chairman disclaims any beneficial interest in the loan. The highest balance due under the note during the year ended March 31, 1996 and the balance outstanding on March 31, 1996 was $85,000.

         Mr. Enrique A. Tomeu owns 50% of the stock of Terrac Technologies, Inc., a Florida corporation ("Terrac"), which is a possible competitor of the Company. The terms of Mr. Tomeu's employment agreement with the Company permit him to hold not more than 52% of Terrac's stock until no later than July 8, 1997. He is not permitted during the term of his employment or for one year thereafter, if he is terminated for cause or leaves voluntarily, to participate in bids or solicit work in competition with the Company. If he does not sell his Terrac stock by July 8, 1997 or if Terrac is not acquired by the Company by that date, Mr. Tomeu must place his Terrac stock in a blind trust and have no role in the management of Terrac.

         See also "Compensation Agreements" regarding John C. "Jack" Reynolds.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE SEVEN NOMINEES FOR DIRECTOR.

                    PROPOSAL 2. CHANGE OF NAME OF THE COMPANY

         The Board of Directors has proposed that the name of the Company be changed to "ECOS International Corp." The Board believes that in light of the Company's expanded activities in the area of remediation since the acquisition of American Remedial Technologies, Inc., in July, 1996, a new name would better describe the nature and activities of the Company. The Board believes that a change of name would alert potential investors, shareholders, analysts, the media, and the general public to the new and expanded activities of the Company. "ECOS" is the Company's trading symbol on the Nasdaq Small Cap Market and is identifiable by many people who have an interest in following the Company.

         If approved by the shareholders, Article FIRST of the Company's Articles of Incorporation will be amended to read in its entirety as follows:

            "The name of the corporation is ECOS International Corp."

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF CHANGING THE NAME OF THE COMPANY.

         PROPOSAL 3. APPROVAL OF THE COMPANY'S 1996 STOCK OPTION PLAN

                The Evans Environmental Corporation 1996 Stock Option Plan (the "1996 Plan") would make available options for 2,000,000 shares of the Company's Common Stock. On August 15, 1996, the Board of Directors authorized the 1996 Plan, subject to shareholder approval.

                The following is a summary of the material features of the 1996 Plan. A copy of the 1996 Plan is attached as Exhibit A and the following summary is qualified in its entirety by reference to the 1996 Plan.

PURPOSE OF THE 1996 PLAN AMENDMENT

                The purpose of the 1996 Plan is to ensure that the Company has sufficient options available to accomplish the objective of aligning management and shareholder long-term interests and to attract, motivate, and retain experienced and qualified management personnel. Assuming approval of the proposed 1996 Plan, 2,000,000 shares will be available for issuance upon exercise of options granted under the 1996 Plan, which 2,000,000 shares represent approximately 11.7% of the Company's Common Stock outstanding on August 16, 1996 and approximately 2.7% of its authorized Common Stock assuming the increase to 75,000,000 shares is approved by the shareholders.

ADMINISTRATION

                The 1996 Plan is administered by either (i) the Board of Directors or (ii) a committee consisting solely of two or more non-employee directors appointed by the Board in compliance with the provisions of Rule 16b-3 promulgated by Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. For purposes of this 1996 Plan description, the term "Committee" shall mean the Compensation Committee of the Board.

                The Board of Directors and the Committee each has the discretion to select the employees and directors to whom options may be granted (an "Optionee"), to determine the number of shares granted under each option, and to make all other determinations which it deems necessary or appropriate in the interpretation and administration of the 1996 Plan. The Board of Directors or the Committee, in its discretion, may accelerate the vesting of any option, may reduce the exercise price of any option, and amend or modify any option (provided that such amendment may not impair the rights of any Optionee unless mutually agreed otherwise by the Optionee and the Board of Directors or Committee).

ELIGIBLE PARTICIPANTS

                Only persons who are directors or key employees of the Company are eligible to participate in, and to receive options under, the 1996 Plan. Currently, no options have been granted under the 1996 Plan and no shares of Common Stock have been issued upon exercise of options granted pursuant to the 1996 Plan. There are 96,873 shares of Common Stock subject to options granted, but unexercised, under the Company's 1993 Stock Option Plan and 3,127 shares of Common Stock reserved for which options have not yet been issued. The Company has discontinued the 1993 Stock Option Plan and will not issue any additional options under that plan. An Optionee may be granted more than one option under the 1996 Plan and any option that terminates without being exercised reverts to the 1996 Plan and becomes available for future grant. Shares which are tendered to the Company or which are withheld upon exercise which give rise to reload options, as discussed below, may be again reserved for issuance under the 1996 Plan.

TERMS OF OPTIONS

                The 1996 Plan provides for the grant of incentive stock options ("ISOs") as defined in Section 422 of the Code or nonstatutory stock options ("NSOs"). Options granted to non-employee directors are nonstatutory stock options.

                The purchase price per share payable by an Optionee upon the exercise of each ISO granted under the 1996 Plan equals the fair market value of the Company's Common Stock on the date of the grant. The fair market value of a Company's Common Share is deemed to be the average of the highest and lowest quoted selling price of the Company's Common Stock as quoted on the Nasdaq Small Cap Market. The purchase price per share payable by an Optionee upon the exercise of each NSO granted under the 1996 Plan is determined by the Board of Directors or the Committee, as the case may be.

                The exercise price of an option granted under the 1996 Plan may be paid in cash, in shares of the Company's Common Stock, or in the discretion of the Board of Directors or the Committee in any other manner. The Board of Directors or the Committee may authorize a Company loan to the Optionee to allow him to exercise his options. In general, if an Optionee's employment with the Company is terminated for any reason, options exercisable as of the date of termination may be exercised for a period of three months following such date. Options yet to be exercisable terminate immediately upon the date of the termination. However, the Board of Directors or the Committee may grant options under the 1996 Plan which survive the termination of an Optionee's employment with the Company, and may accelerate the vesting of options upon such terms and conditions as the Committee may determine.

                Options granted under the 1996 Plan are evidenced by a written agreement between the Company and the Optionee, containing the specific terms and conditions of each option.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

                Subject to adjustment in the case of certain changes in the capital structure of the Company, and subject to the shareholders' approval of the 1996 Plan as proposed hereby, a maximum of 2,000,000 shares of the Company's Common Stock will be reserved for issuance pursuant to options to be granted under the 1996 Plan. In the event of a change in the number or spilt, recapitalization, reorganization, merger, exchange of shares, or other similar capital adjustment, a proportionate adjustment may be made in the number of shares reserved for issuance under the 1996 Plan and will be made to the number, class, and exercise price of the shares subject to any outstanding options under the 1996 Plan in order to maintain the purpose of the original grant.

RELOAD OPTIONS

                In the discretion of the Board of Directors or the Committee, if an Optionee exercises his options by delivery of currently held shares of the Company's Common Stock or shares are withheld upon exercise to pay federal income tax withholding, he receives "reload" options equal in number to the number of shares he surrendered upon exercise or which were withheld, as the case may be. The exercise price of a reload option is the fair market value of a share of Common Stock on the day tendered by the Optionee or withheld from the Optionee, as the case may be, and it expires on the later of one year from the date of grant or the original expiration date of the options being exercised. All other terms and conditions of the reload options are the same as those of the options being exercised.

AMENDMENT AND TERMINATION OF THE 1996 PLAN

                The 1996 Plan was effective upon the adoption by the Company's Board of Directors subject to approval by the Company's shareholders. It will terminate on June 30, 2006, unless earlier terminated by the Board of Directors. However, the Company's Board of Directors may, at any time, terminate the 1996 Plan on an earlier date, provided that such termination will not affect the rights of the Optionees under any outstanding options previously granted under the 1996 Plan. In addition, the Company's Board of Directors may amend the Plan at any time but may not increase the number of shares reserved for ISOs without shareholder approval.

FEDERAL INCOME TAX CONSEQUENCES

                The following discussion of the federal income tax consequences of the 1996 Plan is intended to be a summary of applicable federal law. State and local tax consequences may differ. ISOs and NSOs are treated differently for federal tax purposes. ISOs are intended to comply with the requirement of
Section 422 of the Code. NSOs need not comply with such requirements.

                An Optionee is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If an Optionee holds the shares acquired upon exercise of an ISO for at least two years following grant and at least one year following exercise, the Optionee's gain, if any, upon a subsequent disposition of such shares is long-term capital gain. The measure of the gain is the difference between the proceeds received on disposition and the Optionee's basis in the shares (which generally equals the exercise price). If an Optionee disposes of stock acquired pursuant to exercise of an ISO before satisfying either of the one and two-year holding periods described above, the disposition disqualifies the option from favorable tax treatment as an ISO, and the Optionee will recognize ordinary income in the year of disposition. The amount of the ordinary income will be the lesser of (i) the amount realized on disposition less the Optionee's adjustment basis in the stock (usually the exercise price) or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. The balance of the consideration received on such a disposition will be capital gain. The Company is not entitled to an income tax deduction on the grant or exercise of an ISO or on the Optionee's disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company is entitled to a deduction in the year the Optionee disposes of the shares in an amount equal to the ordinary income recognized by the Optionee.

                An Optionee is not taxed on the grant of an NSO. On exercise, however, the Optionee recognizes ordinary income equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. The Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the Optionee as ordinary income. Any gain on subsequent disposition of the shares is long-term capital gain if the shares are held for at least one year following exercise. The Company does not receive a deduction for this gain.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF APPROVAL OF THE 1996 STOCK OPTION PLAN.

      PROPOSAL 4. TO APPROVE AN INCREASE IN THE AUTHORIZED NUMBER OF SHARES
                         FROM 25,000,000 TO 75,000,000.

                The Company proposes to increase its authorized shares of Common Stock from 25,000,000 to 75,000,000. The Company is obligated to maintain sufficient authorized shares available to permit conversion of the 1,000,000 issued and outstanding shares of Series B Preferred Stock which are eligible to be converted into 10,000,000 shares of Common Stock during a three year period commending after March 31, 1997 upon the attainment by the Company of certain earnings goals as described below. Currently, the Company would have only 557,433 authorized shares of Common Stock available to be used for conversion of the Series B Preferred Stock after allowing for (i) the conversion into 2,285,193 Common Stock shares of 761,731 shares of Series A Convertible Preferred Stock which would be outstanding upon exercise of certain currently exercisable warrants, (ii) the exercise of 1,004,748 currently exercisable options held mostly by current and former officers and directors of the Company,
(iii) the exercise of 942,500 other currently exercisable warrants held principally by Strategica Capital Corporation and by an off-shore broker which acted as placement agent for the Company in a recent offering of its shares,
(iv) the exercise of 600,00 additional currently outstanding warrants held by a public relations consultant which may become exercisable, (v) currently existing contractual obligations to issue 570,000 shares principally to a public relations consultant, and (vi) the reservation of 2,000,000 shares under the Company's new 1996 Stock Option Plan (assuming it is approved by the shareholders).

                The Company has an obligation under the terms of the Series B Preferred Stock, which terms form part of its Articles of Incorporation, which were issued on July 8, 1996 in the closing of a transaction under a Stock Sale Agreement dated March 14, 1996 (the "Sale Agreement") with Enrique A. Tomeu, a director and chief executive officer of the Company, to reserve 10,000,000 shares of unissued Common Stock of the Company for exercise of the Series B Preferred Stock. Mr. Tomeu and Michael Klein, directors of the Company and the owners of 633,365 shares and 275,880 shares, respectively, of the Series B Preferred Stock, have agreed to subordinate their claims to reserved Common Stock to the foregoing enumerated claims on the Common Stock providing that the Company promptly seeks and obtains on or before March 31, 1997 shareholder approval to increase its authorized Common Stock. Messrs. Tomeu and Klein were not obligated to subordinate their claims to the Company's reserved Common Stock but did so because they believed it to be in the best interests of the Company to have shares of Common Stock currently available for the above enumerated commitments. Failure of the Company to have sufficient shares available for conversion of the Series B Preferred Stock after March 31, 1997 would render the Company in breach of the requirements of its own Articles of Incorporation as well as the Sale Agreement.

                The terms of the Series B Preferred Stock require conversion into 1,500,000 shares of Common Stock of 150,000 shares of Series B Preferred Stock if the Company's consolidated earnings before debt, interest and income and franchise taxes ("EBIT") exceed $1,000,000 for a fiscal year of the Company commencing with the fiscal year ending March 31, 1997. Any excess of EBIT over $1,000,000 permits conversion of one share of Series B Preferred Stock into ten shares of Common Stock at the rate of one share of Series B Preferred Stock for every $10 of EBIT over $1,000,000. Not more than an additional 100,000 shares of Series B Preferred Stock may be converted each year unless the EBIT is $3,000,000 or more in which case all remaining Series B Preferred Stock is converted. The last fiscal year for which the Series B Preferred Stock can be converted is the fiscal year ending March 31, 2000.

                The increase in authorized shares would also permit the Company to have approximately 40,557,433 additional authorized but unissued shares available for sale to raise capital, for issuance to acquire other companies, or for other corporate purposes. Although the Company from time to time in the past has offered and sold shares to raise capital, it has no currently identified prospective purchaser of shares. Although the Company has used its shares in the past to make acquisitions, and from time to time is in discussions with other companies regarding possible acquisition by the Company, it currently has no companies designated for acquisition and no other identified use for the proposed increase in authorized shares except the reservation for the Series B Preferred Stock as discussed above.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF INCREASING THE COMPANY'S AUTHORIZED COMMON STOCK.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

                Coopers & Lybrand, L.L.P., Miami, Florida, served as the Company's independent public accountants for the fiscal year ended March 31, 1996. The Board of Directors of the Company anticipates selecting Coopers & Lybrand, L.L.P. to serve as independent public accountants for the current fiscal year ending March 31, 1997. A representative of Coopers & Lybrand, L.L.P. is expected to be present at the Annual Meeting and to be available to respond to appropriate questions. Its representative will have the opportunity to make a statement if he desires to do so.

                      FUTURE PROPOSALS OF SECURITY HOLDERS

                Any shareholder who intends to submit a proposal for consideration at the 1997 Annual Meeting of Shareholders pursuant to the applicable rules of the Securities and Exchange Commission must send the proposal to reach the Company's Secretary by May ____, 1997. All proposals should be addressed to the Secretary.

                                  OTHER MATTERS

                No other business is expected to come before the Annual Meeting. However, if additional matters properly come before the meeting, proxies will be voted at the discretion of the proxy holders.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              Claire Lardner, Secretary

September ___, 1996
West Palm Beach, Florida

                                    EXHIBIT A

                         EVANS ENVIRONMENTAL CORPORATION
                             1996 STOCK OPTION PLAN

         1. DEFINITIONS: Wherever used herein, the following terms shall have the following meanings:

            (a) "Plan" shall mean this Stock Option Plan.

            (b) "Corporation" shall mean Evans Environmental Corporation, a Colorado corporation, or any successor thereof.

            (c) "Committee" shall mean the administrative stock option committee designated by the Board of Directors of the Corporation, or, if none is designated, the Board of Directors itself.

            (d) "Participant" shall mean any individual designated by the Committee under Paragraph 4 hereof for participation in the Plan.

            (e) "Non-Employee Director" shall mean a director who is not an officer of the Company (as defined in Rule 16b-1(f) under the Securities Exchange of 1934, as amended (the "Exchange Act"), or any subsequently amended definition therein) or of any subsidiary, is not otherwise currently employed by the Company or any subsidiary, and is not otherwise excluded from being a non-employee director under Rule 16b-3 under the Exchange Act.

            (f) "Nonqualified Option" shall mean an option to purchase Common Stock of the Corporation which meets the requirements set forth in the Plan but does not meet the definition of an incentive stock option set forth in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

            (g) "Incentive Option" shall mean an option to purchase Common Stock of the Corporation which meets the requirements set forth in the Plan and also meets the definition of incentive stock option set forth in
         Section 422 of the Code and which is granted to an individual subject to having personal income taxed under the Code.

            (h) "Reload Option" shall mean an option granted to a Participant equal to the number of shares of already owned Common Stock delivered by the Participant to pay for exercise of an option, as more fully described in Section 8, below.

         2. ADMINISTRATION: The Plan shall be administered by the Committee which, if the Company is a reporting company under the Exchange Act, shall consist solely of at least two Non-Employee Directors. Subject to the provisions of the Plan, the Committee is authorized to interpret the Plan, to promulgate, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for its administration. Interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive. The foregoing provisions of this Section 2 to the contrary notwithstanding, the Board of Directors may also exercise any power given to the Committee under the Plan. The Board of Directors expressly grants authority to the Committee to issue options pursuant to the provisions of this Plan.

         3. MAXIMUM NUMBER OF SHARES SUBJECT TO PLAN: The Committee may from time to time provide for the option and sale of up to but not exceeding an aggregate of 2,000,000 shares of Common Stock, value $0.012 per share, of the Corporation which may consist in whole or in part of the authorized and unissued or reacquired Common Stock of the Corporation. The Committee and the Board of Directors may issue Nonqualified Options and Inventive Options, as well as both of such options. Shares covered by canceled or expired options under the Plan shall again be available for option and sale. Shares which are issued upon exercise of options or which are withheld in payment of income tax withholding shall again be available for reservation for the issuance of options but only to the extent Reload Options are granted in such transaction.

         In the event that the outstanding Common Stock of the Corporation shall be increased by a stock dividend or changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation, whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise, the number, price and kind of shares available for option and the shares subject to any option shall be appropriately and equitably adjusted in such manner as the Committee or the Board of Directors shall, in its discretion, determine. The Committee and the Board of Directors shall have the power under such conditions to accelerate the exercisability of any outstanding options.

         4. PARTICIPANTS: The Committee or the Board of Directors shall determine and designate from time to time, in its discretion, those directors and key management employees of the Corporation (or of any subsidiary in which the Corporation owns more than 50% of the total combined voting power of all classes of stock) to whom options are to be granted and who thereby become Participants under the Plan. The term "key management employees" shall be construed to include any and all key personnel (whether or not officers of the Corporation) who may be so designated by the Committee for participation in the Plan.

         5. ALLOTMENT OF SHARES: The Committee or the Board of Directors shall determine and fix the number of shares of stock to be offered to each Participant; provided, that no Incentive Option may be granted under the Plan to any one Participant which would result in his being able to exercise for the first time in any calendar year an aggregate fair market value, determined as of the date the option is granted, of underlying stock subject to all incentive stock options granted to that Participant under any incentive stock option plan maintained by the Corporation exceeding $100,000.

         6. OPTION PRICE: The option price per share for options granted under the Plan shall be determined by the Committee or the Board of Directors, as the case may be, but shall not be less than: (i) with respect to an Incentive Option, the fair market value of the stock on the date on which such option is granted; provided, that with respect to an Incentive Option grant to an employee who at the time of the grants owns (after applying the attribution rules of Section 424 of the Code) more than 10% of the total combined voting stock of the Corporation or of any parent or subsidiary, the option price shall not be less than 110% of the fair market value of the stock subject to the Incentive Option on the date such option is granted; and (ii) with respect to a Nonqualified Option, such percent of the fair market value of the stock on the date on which such option is granted as shall be determined from time to time by the Committee or the Board of Directors, as the case may be. Fair market value of a share shall be determined by the Committee or the Board of Directors, as the case may be and shall be the mean, if the stock is publicly traded, the average of the highest and lowest quoted selling prices of the Corporation's stock on such date or if there are no sales, the closing bid and asked prices of the Corporation's stock on such date, or if there are no sales or reported bid and asked prices of the Corporation's Common Stock on such date, on the next following day on which there are sales or quoted prices.

         7. GRANTING AND EXERCISE OF OPTION: The granting of options hereunder shall be effected in accordance with determinations made by the Committee or the Board of Directors, as the case may be, pursuant to the provisions of the Plan, by execution of instruments in writing in form approved by the Committee.

         At the time the option is granted, the Committee or the Board of Directors, as the case may be, shall determine the date or dates upon which the option may be exercised. Except as provided in Paragraphs 10 and 11, options may be exercised only while the Participant is an employee or director, as the case may be, of the Corporation or a subsidiary.

         Each option granted hereunder shall expire not more than 20 years from the date of the granting thereof (10 years for incentive options); provided, that with respect to an Incentive Option grant to an employee who at the time of the grant owns (after applying the attribution rules of Section 424 of the Code) more than 10% of the total combined voting stock of all classes of stock of the Corporation or of any parent or subsidiary, such option shall expire not more than five years after the date of granting thereof.

         8. PAYMENT OF OPTION PRICE:

            (a) At the time of the exercise in whole or in part of any option granted hereunder, payment in full in cash or, with the consent of the Committee or the Board of Directors, in Common Stock of the Corporation, shall be made by the Participant for all shares so purchased. No Participant shall have any of the rights of a shareholder of the Corporation under any such option until the actual issuance thereunder of shares to said participant. The Committee or the Board of Directors may, in its discretion, authorize the Corporation to lend funds to a grantee in order to enable him to exercise his options. The terms of the loan shall be in the discretion of the Committee.

            (b) Whenever a Participant holding any option outstanding under this Plan (including Reload Options previously granted under this Section 8) exercises the option and makes payment of exercise price pursuant to this
Section 8, in whole or in part, by tendering Common Stock previously held by the Participant then the Corporation shall, in the sole discretion of the Board of Directors or the Committee, grant to the Participant a Reload Option for the number of shares of Common Stock that is equal to the number of shares tendered by the Participant on payment of the exercise price of the option being exercised.

            (c) Subject to Section 6, above, the Reload Option exercise price per share shall be an amount equal to the fair market value per share of the Corporation's Common Stock, determined under Section 6, above, as of the date of receipt by the Corporation of the notice by the Participant to exercise the option.

            (d) Subject to the Section 6, above, the exercise period of the Reload Option shall expire, and the Reload Option shall no longer be exercisable, on the later to occur of (i) the expiration date of the originally surrendered option or (ii) one year from the date of grant of the Reload Option.

            (e) Any Reload Option granted under this Section 8 shall vest immediately upon grant under Section 8 (b), above.

            (f) All other terms of the Reload Options granted hereunder shall be identical to the terms and conditions of the original option, the exercise of which give to the grant of the Reload Option.

         9. NONTRANSFERABILITY OF OPTION: No option granted under the Plan to a Participant shall be transferable by him otherwise than by will or the laws of descent and distribution, and such option shall be exercisable during the lifetime of the Participant only by the Participant or by his guardian or legal representative in the event of disability. For purposes of this Paragraph 9, "disability" shall mean mental or physical inability to carry out the option holder's duties as an employee or director of the Corporation, as determined by the Committee or the Board of Directors its sole discretion. The Board of Directors on the Committee may in its discretion waive the provisions of this Section 9 to the extent permitted by the Code or the regulations promulgated under Section 16(b) of the Exchange Act.

         10. DEATH OF PARTICIPANT: With regard to Incentive Options, in the event that the employment of the Participant by the Corporation, or a subsidiary thereof, is terminated by the death of the Participant, or in the event of the death of the Participant within three months of the termination of his employment, his option, to the extent that is exercisable by the Participant at the date of his death, may be exercised within 12 months after the date of his death, but in no event subsequent to the expiration date of the option, by the legal representative of the Participant or the person or persons to whom the rights of the Participant shall pass by will or by the laws of descent and distribution.

         11. RETIREMENT OF PARTICIPANT: With respect to Incentive Options, unless the Committee or the Board of Directors shall otherwise decide at the time of his termination or in the terms of the grant, or the Code shall otherwise permit for Incentive Options, in the event that a Participant shall cease to be employed by the Corporation without having fully exercised any option, such Participant shall have the right for a period of three months following the date of such cessation of employment, but in no event subsequent to the expiration date of the option, to exercise that portion of the option, if any, which is exercisable by him at the date of the termination of his employment. Any options not exercisable on such date of cessation of employment shall be extinguished unless the Committee or the Board of Directors shall otherwise decide at the time of such termination, or the grant of the option shall have otherwise provided.

         12. CONTINUANCE OF EMPLOYMENT: The Committee or the Board of Directors may require that any Participant under the Plan to whom an option shall be granted shall agree in writing as a condition of the granting of such option to remain in the employ of the Corporation or a subsidiary for a period of two years from the date of the granting of such option, or for such other period as shall be fixed by the Committee or the Board of Directors.

         Nothing contained in the Plan or in any option granted pursuant to the plan, nor any action taken by the Committee hereunder shall confer upon any Participant any right with respect to continuation of employment by the Corporation or a subsidiary nor interfere in any way with the right of the Corporation or a subsidiary to terminate his employment at any time.

         13. SECURITIES ACT OF 1933: Unless a registration statement covering the stock offered pursuant to the Plan is in effect under the Securities Act of 1933, as amended, all stock purchased upon the exercise of an option granted hereunder shall be acquired for investment and not with a view to or for sale in connection with any distribution thereof and each notice of the exercise of such option shall be accompanied by a representation in writing signed by the Participant or any other person exercising an option granted hereunder to the effect in form satisfactory to the Committee. The Corporation may place a legend upon any certificate representing shares purchased pursuant to exercise of an option granted hereunder noting that the transfer of such shares may be restricted under the Securities Act of 1933.

         14. WITHHOLDING PAYMENTS:

            (a) If upon the exercise of any option there shall be payable by the Corporation any amount for income tax withholding, either the Participant shall pay such amount to the Corporation in cash or the number of shares of Common Stock delivered by the Corporation upon exercise of the Nonqualified Option shall be appropriately reduced to reimburse the Corporation payment. The Committee or the Board of Directors shall have the authority to accept other payment arrangements in its sole discretion.

            (b) Whenever shares of Common Stock instead of cash are used to pay income tax withholding under Section 14(a), above, the Board of Directors or the Committee in its sole discretion may grant Reload Options for the number of withheld shares in accordance with the provisions of Sections 8(c) to 8(f), above, applicable as appropriate to this Section 14(b).

         15. SHAREHOLDER APPROVAL: No Incentive Option granted under the Plan shall be exercisable unless and until the Plan shall have been approved by the shareholders of the Corporation as permitted under the laws of Colorado.

         16. INTERPRETATION:

            (a) This Plan shall be administered and interpreted so that all Incentive Stock Options granted under this Plan will qualify as Incentive Stock Options under Section 422 of the Code. If any provision of this Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, and this Plan shall be construed and enforced as if such provision had never been included in this Plan.

            (b) With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any term or provision of this Plan or any act or action by the Committee or the Board of Directors fails to so comply, it shall be deemed null and void and of no force or effect, to the extent deemed advisable by the Committee or the Board of Directors. Moreover, in the event this Plan does not include a term or provision required by Rule 16b-3 to be stated herein, such term or provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into this Plan insofar as participants subject to Section 16 of the Exchange Act are concerned.

            (c) This Plan shall be governed by the laws of the State of Colorado.

            (d) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan or affect the meaning or interpretation of any part of this Plan.

            (e) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

         17. DURATION AND TERMINATION OF PLAN: No options may be granted hereunder after June 30, 2006. The Plan may be abandoned or terminated at any time by the Board of Directors of the Corporation except with respect to any option outstanding under the Plan upon the effective date of such termination.

         18. AMENDMENT: For the purpose of conforming to any changes in applicable law or governmental regulations or for any other purpose which at the time may be permitted by law, the Board of Directors of the Corporation, may, from time to time, amend or revise the terms of this Plan, providing that no such amendment or revision shall increase the maximum number of shares in the aggregate which may be sold pursuant to Incentive Options granted under the Plan, or change the minimum option prices set forth in Paragraph 6, or without the consent of the holder thereof alter or impair any option previously granted under the Plan.

PROXY      EVANS ENVIRONMENTAL CORPORATION
          99 S.E. FIFTH STREET, FOURTH FLOOR       THIS PROXY IS SOLICITED ON
                 MIAMI, FLORIDA 33131           BEHALF OF THE BOARD OF DIRECTORS

            The undersigned hereby appoints Enrique A. Tomeu and Charles C. Evans, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the Common Stock of Evans Environmental Corporation held of record by the undersigned on August 16, 1996, at the Special Meeting of Shareholders to be held on October 18, 1996, or any adjournment or postponement thereof.

1. TO ELECT THE FOLLOWING DIRECTORS:    FOR ALL NOMINEES LISTED BELOW     WITHHOLD AUTHORITY
                                        (except as marked to the          to vote for all nominees
                                        contrary below) [ ]               listed below [ ]


     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)

Wendell R. Anderson, Luis De la Cruz, Leon S. Eplan, Charles C. Evans, Raimundo Lopez-Lima Levi, John B. McCracken, Joseph F. Startari

2.  TO CHANGE THE NAME OF THE COMPANY
                             FOR [ ]     AGAINST [ ]     ABSTAIN [ ]

3.  TO APPROVE THE COMPANY'S 1996 STOCK OPTION PLAN
                             FOR [ ]     AGAINST [ ]     ABSTAIN [ ]

4.  TO INCREASE THE AUTHORIZED SHARES OF THE COMPANY TO 75,000,000
                             FOR [ ]     AGAINST [ ]     ABSTAIN [ ]

5. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Meeting.

                    PLEASE DATE AND SIGN ON THE REVERSE SIDE



This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for the proposals listed and for the directors listed.

When shares are held by joint tenants, both should sign. When signing as attorney, personal representative, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                            -----------------------------------
                                             Signature

                                            -----------------------------------
                                             Signature, IF HELD JOINTLY

                                            Dated:__________________, 1996


                  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                    CARD PROMPTLY USING THE ENCLOSED ENVELOPE